LORD ABBETT INVESTMENT TRUST

Lord Abbett Floating Rate Fund

Supplement dated March 22, 2011 to the

Prospectus dated April 1, 2010

The following replaces the chart on page 59 of the subsection titled “Investment Adviser – Portfolio Manager” in the prospectus:

Portfolio Manager. The portfolio manager primarily responsible for the day-to-day management of the Fund is:

Portfolio Manager/Title	Member of the Investment Management Team Since
Christopher J. Towle, Partner and Director	2007

The following replaces the subsection titled “Management and Organization of the Funds – Portfolio Managers – Floating Rate Fund” on page 169 in the prospectus:

Floating Rate Fund. Christopher J. Towle, Partner and Director, heads the team and is primarily responsible for the day-to-day management of the Fund. Mr. Towle joined Lord Abbett in 1987 and has been a member of the team since 2007.

Please retain this document for your future reference.